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                                                                 EXHIBIT 10.8.3
                                FOURTH AMENDMENT TO LEASE

            THIS FOURTH AMENDMENT TO LEASE is dated for reference purposes only as February 6, 1996, and is part of that Lease dated May 17, 1994 together with the Summary of Basic Lease Terms; the First Addendum To Lease; the Acceptance Agreement; the First Amendment To Lease dated October 18, 1994; the Second Amendment To Lease dated May 25, 1995;
       and the Third Amendment To Lease dated October 30, 1995 thereto (collectively, the "Lease") by and between ORCHARD INVESTMENT COMPANY NUMBER 701, a California general partnership ("Landlord"), and ULTRATECH STEPPER, INC., a Delaware corporation ("Tenant"), and is made with reference to the following facts:

            A. Landlord is the successor in interest to Orchard Investment Company No. 701, a California general partnership as owner of the Premises and Landlord under the Lease,

            B. The Premises currently leased by Tenant pursuant to the Lease consists of 70,257 rentable square feet comprised of 14,532 rentable square feet at 2855 Zanker Road, 38,861 rentable square feet at 2815-2825 Zanker Road, and 16,864 rentable square feet at 2865 Zanker Road, City of San Jose, California.

            C. The Lease Term for the 2815-2825 Zanker and 2855 Zanker portion of the Premises currently expires on December 31, 1997, and February 28, 1999 for the 2865 Zanker portion of the Premises.

            D. Tenant and Landlord have agreed to expand the square footage of said Premises by 19,999 rentable square feet as shown on "Exhibit A" attached hereto and incorporated herein by reference as the "Third Expansion Space".

            E. Tenant and Landlord have agreed that the Term of the Lease for the Third Expansion Space shall expire at a later date than specified pursuant to the original terms of the Lease.

            NOW, THEREFORE, Landlord and Tenant hereby agree that the Summary of Basic Lease Terms is amended as follows as of the Commencement Date:

            1. PREMISES: As of April 1, 1996, or the date the Third Expansion Space is actually delivered to Tenant (the "Expansion Date"), if later, Section D shall be amended to consist of the Third Expansion Space of 19,999 rentable square feet at 2835 Zanker Road ("2835 Zanker"), plus Tenant's original spaces consisting of 14,532 rentable, square feet at 2855 Zank6r Road ("2855 Zanker"), 38,861 rentable square feet at 2815-2825 Zanker Road ("2815-2825 Zanker"), and 16,864 rentable square feet at 2865 Zanker Road ("2865 Zanker") for a total of 90,256 rentable square feet.

            2. BUILDING: As of the Expansion Date, Section F of the Lease shall be amended to read that the Building at 2855-2865 Zanker Road ("Building B") containing the 2855 Zanker and 2865 Zanker portions of the Premises consists of a total of 31,396 rentable square feet, and the Building at 2815-2835 Zanker Road ("Building C") containing the 2815-2825 Zanker, and 2835 Zanker portions of the Premises consists of a total of 58,860 rentable square feet.

            3. TENANTS SHARE: As of the Expansion Date Section G of the Lease shall be amended to mean fifty-three and 71/100 percent (53.71%) for the 2865 Zanker portion of the Premises, and forty-six and 29/100 percent (46.29%) for the 2855 Zanker portion of the Premises, sixty-six and 02/100 percent (66.02%) for the 2815-2825 Zanker portion of the Premises, and thirty-three and 98/100 percent (33.98%) for the 2835 Zanker portion of the Premises.

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            4.    TENANT'S ALLOCATED PARKING STALLS: As of the Expansion Date
       Section 11 of the Lease shall be amended to mean 184 stalls for the 2815-2825 Zanker and 2855 Zanker portion of the Premises, plus 58 stalls for the 2865 Zanker portion of the Premises, plus 72 stalls for the 2835 Zanker portion of the Premises, for a total of 314 stalls.

            5. LEASE TERM: As of the Expansion Date Section J of the Lease shall be amended to provide that the Lease Term for the 2815-2825 Zanker and 2855 Zanker portion of the Premises shall expire December 31, 1997, the

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       Lease Term for the 2865 Zanker portion of the Premises shall expire
       February 28, 1999, and the Lease Term for the 2835 Zanker portion of the Premises shall expire March 31, 1999.

            6. BASE MONTHLY RENT: As of the Expansion Date Section K of the Lease shall be amended to provide for the Base Monthly Rent as follows:

       A.   For the 2815-2825 Zanker and 2855 Zanker portion of the Premises:

            From the Commencement Date,

            through December 31, 1997:                   $34,705.45 per month.

       B.   For the 2865 Zanker portion of the Premises:

            From the Commencement Date

            through February 28, 1999:                   $13,491.20 per month.

       C.   For the 2835 Zanker portion of the Premises:

            From the Commencement Date

            through March 31, 1999:                      $16,399.18 per month.

            7. SECURITY DEPOSIT: Section M is hereby amended to provide for an increase in the Security Deposit of $16,399.00 which Tenant has provided Landlord upon signature hereon, for a total of $64,595.00.

            8.   WARRANTY OF  EXISTING CONDITIONS:    Landlord shall provide
       the Third Expansion Space to Tenant with all electrical, plumbing, HVAC, and roof systems in good working condition as of the delivery and acceptance dates as provided for in Paragraph 10 herein.

            9.   INTERIOR IMPROVEMENTS:     Tenant acknowledges that it has
       had the opportunity to inspect the Third Expansion Space prior to the Commencement Date, and agrees that the Third Expansion Space is to be leased and accepted by Tenant in its existing condition, "as-is", without implied or express warranty or representation, except as provided for herein, and with all patent and latent defects. However, Landlord shall be responsible, at Landlord's sole expense, for (i) the cost of removal of any asbestos containing floor tiles or tile mastic within the Third Expansion Space, and (ii) the clean-up and repair of any damage to the Third Expansion Space caused by Landlord or Landlord's existing tenant therein during the time period subsequent to the date of this Amendment but prior to the Expansion Date, all of which shall be completed prior to the Expansion Date.

            10. UTILITIES, SERVICES, AND METERING: Paragraph 12 of the First Amendment to Lease is hereby deleted. Tenant shall contract directly with the utility companies for metered services for electric and gas, and Tenant shall maintain such HVAC and related equipment as provided for in Article 6 of the Lease.

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            11.    FULL FORCE AND EFFECT:   Except as expressly set forth in
       this Amendment, all terms and conditions of the Lease remain in full force and effect.

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       IN WITNESS WHEREOF, Landlord and Tenant have executed this Fourth
Amendment to be effective as of the date first set forth above.


       LANDLORD:                                  TENANT:

       SAN JOSE ACQUISITION CO., L.L.C.,          ULTRATECH STEPPER, INC.
       a Delaware limited liability company       a Delaware corporation

       By: ARGO PARTNERSHIP, L.P.,                BY:  /S/WILLIAM G. LEUNIS III
       its General Partner                         William G. Leunis III
                                                    Vice President, Finance, CFO

       By: ARGO MANAGEMENT COMPANY, L.P.,
         its General Partner

          By: O'CONNOR CAPITAL PARTNERS, L.P.,
             its General Partner

             By: O'CONNOR CAPITAL INCORPORATED,
                its General partner

                 BY: /S/K.J. ARTINGSTALL
                    ---------------------
                 Name: K.J. ARTINGSTALL
                      ---------------------
                 Title: VP
                       ---------------------
                 Date:  2/21/96                              Date:    2/13/96
                      ---------------------                       ------------
By:    ARGO PARTNERSHIP II, L.P.,
       its Manager

       By:  ARGO II MANAGEMENT COMPANY, L.P.,
            its General Partner

          By:     O'CONNOR CAPITAL PARTNERS II, L.P.,
                  its General Partner

             By:  O'CONNOR CAPITAL II INCORPORATED
                  its General Partner

                  By:  /S/K.J. ARTINGSTALL
                     ---------------------
                  Name:  K.J. Artingstall
                       ---------------------
                  Title:   VP
                        ---------------------
                  Date:   2/21/96
                       ---------------------
Exhibit A - Site Plan

                                         SITE PLAN



            EXHIBIT A

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